Exhibit 99.1

Analyst & Investor Meeting September 2015

Safe Harbor Statement Certain information contained herein, particularly information relating to future financial or business performance, conditions or strategies and other financial and business matters, including expectations regarding clinical development, product sales, operating expenses, our planned use of the proceeds from this offering, and anticipated milestones constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act. Forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts and generally contains words such as “believe,” “may,” “could,” “will,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipate,” “intend,” “seek,” “plan,” “project,” “expect,” “should,” “would,” or “assume” or any variations of such words or other words with similar meanings, although all forward - looking statements do not contain these identifying words. Novavax cautions that these forward - looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Such factors that may cause actual results to differ materially from the results discussed in the forward - looking statements or historical experience include risks relating to the early stage of Novavax ’ product candidates under development; current results may not be predictive of future pandemic results, results of our seasonal influenza vaccine or any other vaccine that we may develop; further testing is required before regulatory approval can be applied for and the FDA may not approve a vaccine even if further trial results are similar to those disclosed previously by the company; uncertainties relating to clinical trials, including the conduct, timing and results of our clinical trials; dependence on the efforts of third parties; competition for clinical resources and patient enrollment from drug candidates in development by other companies with greater resources and visibility; and risks that we may lack the financial resources and access to capital to fund our operations including further clinical trials. Further information on the factors and risks that could affect Novavax ’ business, financial conditions and results of operations, is contained in Novavax’ filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and Current Reports on Form 8 - K, which are available at http://www.sec.gov . Forward - looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward - looking statements which speak only as of the date hereof. The Company does not undertake to update or revise any forward - looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law . 2

Agenda 3 • Welcome and Corporate Overview 9:00 – 9:10 a.m. • Nanoparticle Technology: A New Paradigm 9:10 – 9:30 a.m. • Seasonal Influenza Clinical Update 9:30 – 9:40 a.m. • RSV Burden of Disease in Older Adults 9:40 – 9:55 a.m. • RSV Clinical Update • Older Adults • Maternal Phase II Results • Pediatrics 9:55 – 10:15 a.m. • RSV Commercial Landscape 10:15 – 10:30 a.m. • Wrap Up 10:30 – 10:40 a.m. • Q&A Session 10:40 – 11:00 a.m.

Breaking News 4

Breaking News 5

Breaking News 6

Investment Thesis 7 Novavax Vaccine Platform • Recombinant nanoparticle technology induces robust immunity • Matrix - M™ adjuvant increases magnitude and quality of immune response Clinical Development Programs • RSV: Older adults, infants via maternal immunization, pediatrics • Seasonal & Pandemic Influenza: Funded by BARDA contract • Ebola, H7N9: Validate platform technology Breakthrough Clinical Data • Only RSV vaccine to demonstrate protection in any population • Groundbreaking proof - of - principle in RSV maternal immunization • Emerging viruses: Ebola, H7N9 Strong Vaccine Development Infrastructure • Proven clinical development capabilities • Commercial GMP manufacturing capacity

Ebola + Matrix - M TM Combination Respiratory Product Pipeline Quadrivalent Seasonal Pandemic (H7N9 + Matrix - M TM ) Infants (Maternal Immunization ) Pediatrics (6 mos – 6 yrs) Older Adults (60+) Preclinical Phase 1 Phase 2 Phase 3 RSV Influenza New Product Opportunities Funding Support 8

Ebola + Matrix - M TM Recent Accomplishments Quadrivalent Seasonal Pandemic (H7N9 + Matrix - M TM ) Infants (Maternal Immunization ) Pediatrics (6 mos – 6 yrs) Older Adults (60 +) Q3 - 14 Q4 - 14 Q1 - 15 RSV Influenza New Product Opportunities Phase 1/2 Phase 1 Phase 1 Phase 2 Phase 2 Phase 2 9 Q2 - 15 Q3 - 15 Q4 - 15 Data announced

Projected Highlights: 2016 10 Initiation of: Phase 3 pivotal RSV F Vaccine in Older Adults • D ata 4 th quarter, 2016 Phase 3 pivotal RSV F Vaccine to Protect Infants via Maternal Immunization • Trials initiated in U.S., S. Africa, Argentina…more Phase 2 RSV F Vaccine Booster Trial in Older Adults • Data, 2 nd half Combination Respiratory in Healthy Adults • Trial initiation, 2 nd half Phase 2 Pandemic Influenza (H7N9) in Older Adults • Data, 2 nd half

Nanoparticle Platform Technology A New Paradigm 11

Novavax Platform Technology Click here to view video 12

Novavax Nanoparticle Vaccines : New Paradigm 13 Traditional vaccines “mimic” pathogens Edward Jenner, vaccinating a baby in 1796, coined term 'vaccination' to describe inoculation of cowpox from milk maids to induce immunity to smallpox Viruses escape immune surveillance by hiding conserved epitopes required for infection Current vaccine technologies are limited in their ability to address the challenges of viruses that escape immune surveillance Nanoparticle vaccine technology exposes hidden epitopes essential for viral function Nanoparticle vaccines induce neutralizing antibodies against hidden epitopes , blocking entry and replication into host cells Matrix - M™ adjuvant can increase the magnitude and breadth of epitope recognition reducing the dose of vaccine and broadening protection

Novavax Nanoparticle Technology

Recombinant Nanoparticles: RSV F & Ebola GP



Hydrophilic head of protein trimers

Hydrophobic tail of protein trimers


Novavax RSV F Nanoparticles

Nanoparticles
- Correct 3D
- Exposes hidden epitopes
- Repeating trimers

Virus-Like Particles (VLP) Seasonal & Pandemic Influenza



HA trimers NA tetramers

M1 Matrix Protein

No genetic material



Influenza VLPs
- Correct 3D
- Enveloped
- Repeating subunits
- No genome

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RSV F Hidden N eutralizing E pitopes 15 1 Beeler et al , Neutralization Epitopes of the F Glycoprotein of Respiratory Syncytial Virus: Effect of Mutation upon Fusion Function . J Virol , 1989 Competitive ELISA RSV F Epitope Sites I, II and IV Phase 2 Trial, Women of Childbearing Age, F 120µg + AlPO 4 0.4mg Site I Site II (PCA) Site IV LLOQ

Ebola GP Hidden N eutralizing E pitopes 16 • 13C6, KZ52 ( ZMapp ™) and other GP neutralizing epitopes are hidden • NVAX Ebola GP vaccine + Matrix - M induces antibodies against hidden epitopes • 100% protective in NHP 1 JE Lee, Erica Saphire et al. Nature 454: 177 - 182 (2008). 8 16 32 64 128 256 512 C o m p e t a t i v e E L I S A T i t e r ( L o g 2 ) Day 0 Day 21 Day 35 Ebola GP Phase 1 Trial mAb 13C6 Competitive ELISA Ebola GP + Matrix - M 13C6 KZ52

Matrix-M™ Adjuvant Enhances and Broadens Responses to Epitopes[1]



Matrix-M is a nanoparticle composed of saponins, cholesterol, and lipids
Nano-particulate (~40 nm) formulation of saponin with cholesterol and phospholipid


Green: Buried epitopes
Red: Exposed epitopes

Non-adjuvanted H7N9 Vaccine

Adjuvanted H7N9 Vaccine

[1]Novavax/FDA. Chung, et al. Vaccine 33 (2015) 3953-3962

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Ebola GP Vaccine – Non - human Primates Protective Efficacy = 100% Ebola lethal challenge RSV F Vaccine – Older Adults Protective Efficacy = 45% all RSV Protective Efficacy = 64% more severe RSV 18 Novavax Nanoparticle Vaccines : Proving Effective 5µg Ebola GP Vaccine (n=11) Placebo (n=5) Proportion of Group With No RSV Infection Time to RSV Onset (days) 0.90 0.92 0.94 0.96 0.98 1.00 0 50 100 150 200 135 m g RSV F Vaccine Placebo

Summary: New Nanoparticle Vaccine Paradigm 19 Nanoparticle technology platform based on antigens with conserved, hidden epitopes essential for virus replication • RSV F, Ebola GP, Rabies G, Influenza HA Unlike traditional vaccines that ‘mimic’ viruses, nanoparticles expose amino acid sequences critical for virus entry into host cells • RSV F neutralizing epitopes sites I, II, IV • Ebola neutralizing epitopes GP KZ52, 13C6 Nanoparticle vaccine efficacy proven in human and pre - clinical models • RSV F vaccine efficacious in older adults • Ebola GP vaccine efficacious in highly lethal challenge in NHP Nanoparticle vaccine technology can be applied broadly to human infectious diseases Matrix - M™ adjuvant increases the magnitude and breadth of epitope recognition reducing the dose of vaccine and broadening protection

Nanoparticle Technology Applied to Emerging Threats H7N9 Influenza Ebola 20

H 7N9 Vaccine Phase 2 Clinical Trial Trial Overview • Phase 2 • 610 adults • Monovalent avian influenza vaccine: • H7N9 • Matrix - M adjuvant Objectives • Evaluate HAI and NAI antibody responses • Evaluate adjuvant effect of Matrix - M with H7N9 • Evaluate safety of Matrix - M formulation Outcomes • Strong adjuvant effect of Matrix - M • Robust HAI and NAI responses to H7N9 antigen at dose - sparing antigen doses • Safety: No vaccine - related serious adverse events H7N9: Initial GMP vaccine released for human use in 81 days from project inception Data published in New England Journal of Medicine 21

Matrix - M Enables H7N9 HAI Responses 22 • 4 to 5 - fold increase in HAI titer • Dose - sparing H7N9 HAI GMT (95% CI)

H7N9 NAI Responses 23 H7N9 NAI GMT (95% CI)

Ebola GP Vaccine Phase 1 Clinical Trial 24 Trial Overview • Phase 1 • 230 adults • Makona strain glycoprotein : first vaccine candidate to 2014 Ebola strain • Matrix - M adjuvant Objectives • Evaluate antibody responses to GP and whole Zaire Ebola virus • Evaluate adjuvant effect of Matrix - M with Zaire Ebola virus GP • Evaluate safety of Matrix - M formulation Outcomes • Strong adjuvant effect of Matrix - M • Robust immunogencity • Safety: No vaccine - related serious adverse events • Efficacy in three separate non - human primate studies Ebola: GMP vaccine released for human use in 94 days from project inception

50 500 5000 50000 0 5 10 15 20 25 30 35 40 Geometric Mean ELISA Units Study Days Novavax Makona GP ELISA Ebola GP IgG ELISA ( Makona Strain) 25 • 2 doses of vaccine with adjuvant over 100 - fold more immunogenic • Dose - sparing at 6.5µg Placebo 6.5 µg, 2 doses, unadjuvanted 6.5 µg, 1 dose w/Matrix - M 6.5 µg, 2 doses w/Matrix - M

Nanoparticle Technology for Emerging Viruses

- Demonstrated in H7N9, Ebola and MERS
- Adaptable to new threats on a short timeline
- Rapid manufacturing process
- Thermostable at 2-8° C
- Matrix-M enables dose–sparing and protective responses:
  - Enhanced immunogenicity for "difficult" antigens
  - Protection shown in rodent and non-human primate models
  - Vigorous immune responses in humans, consistent with correlates of resistance to disease in humans
- Robust immune response

These attributes are why BARDA has partnered with Novavax as their solution to respond in ≤12 weeks to a pandemic influenza threat

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Quadrivalent Seasonal Influenza Vaccine Clinical Update 27

Trial Overview • Phase 2 • 400 adults • Quadrivalent seasonal vaccine; 4 strains: • A/California/04/09 • A/Victoria/361/11 • B/Massachusetts/2/12 • B/Brisbane/60/08 • Control: licensed trivalent vaccine • Serology: Days 0 and 21 Objectives • Evaluate immunogenicity • Demonstrate that immunogenicity can fulfill CBER criteria • Contrast HAI and NAI responses with licensed comparator Outcomes • Improved HAI and NAI responses • Fullfills CEBR seroconversion and protection criteria • Safety: No vaccine - related serious adverse events Quadrivalent Seasonal Influenza Phase 2 Clinical Trial 28

Quadrivalent Seasonal Influenza Vaccine - HAI 29 • At 15µg dose, all 4 strains met CBER criteria for seroprotection and seroconversion • Competitive with licensed trivalent seasonal influenza vaccine

Summary: Seasonal and Pandemic Influenza Programs 30 Seasonal Influenza • Produced & tested every WHO/FDA recommended strain since 2009 • Demonstrated rapid adaptability to produce late - emerging strain • Demonstrated immunogenicity in the clinic that meets the CEBR criteria Pandemic Influenza • Achieved threat strain sequence to GMP production & release in <90 days • Delivered both H5N1 and H7N9 data • Demonstrated Matrix - M adjuvant is effective in eliciting: • Antigen dose sparing • Robust HAI responses • Enhanced NAI responses • Neutralizing antibodies and epitope spreading Reviewing data with BARDA to determine next steps

RSV F Vaccine Burden of Disease in Older Adults 31

The Burden of RSV Disease in Older Adults William Schaffner, MD Professor of Preventive Medicine, Department of Health Policy Professor of Medicine, Division of Infectious Diseases Vanderbilt University School of Medicine 32

Respiratory Syncytial Virus - RSV • Originally reported as a cause of severe respiratory infections in young children • Now recognized as causing severe disease in older adults: Community – dwelling Those with chronic obstructive pulmonary disease cardiopulmonary disease long - term care nursing homes • Annual attack rates in elderly: 4 - 7% 33 Falsey , N Engl J Med, 2005

RSV Disease Burden in the Elderly ( ≥ 65 yrs ) – U.S. 34 CDC , Falsey 2005 extrapolated to 2015 Census Population, Falsey 1995, Widmer , 2012 & 2014 Deaths 14,000 ER (151,801) + Hospital Admissions (203,612) = ˜355,400 (14.8% of RSV infections) Physician Office Visits ~497,280 (17% of RSV infections – healthy) (29% of RSV infections - high risk) RSV infections ~ 2.4m (5.5% incidence rate) ˜852,680 Medical Interventions (35.5% of RSV infections)

RSV – Clinical Manifestations RSV(%) Influenza(%) Nasal congestion 22 - 78 64 Cough 90+ 89 Sore throat 16 - 64 64 Shortness of breath 51 - 93 32 Wheezing 33 - 90 30 Muscle pain 10 - 64 70 Fever 48 - 56 72 Onset Gradual Sudden 35 Branche and Falsey . Drugs Aging, 2015. Sundaram et al. CID, 2014. Falsey et al. JID, 2014.

RSV - Complications • Patients with COPD, cardiopulmonary disease • Pneumonia: 30 - 50% of hospitalized patients RSV viral Bacterial co - infection • Respiratory failure requiring intensive care admission: • 8 - 13% of hospitalized patients 36 Branche and Falsey . Drugs Aging, 2015. Mullooly et al. Vaccine, 2007.

RSV - Epidemiology Community - dwelling older adults (65+) studied over 4 years Healthy: 3 - 7%/year High - risk: 4 - 10%/year Falsey , N Engl J Med, 2005 37

Annual RSV Morbidity and Mortality 177,500 Hospital admissions with respiratory symptoms 11,000 - 17,000 Older adults die Walsh, Infect Disorder Drug Targets, 2012 38

Comparability of RSV and Influenza 39 Falsey et al. NEJM, 2005 and Volling et al. BMC Infect Dis, 2014

RSV and Influenza are Comparably Severe 4 - years (1989 - 1992) Hospitalized patients age 65+ with influenza - like or cardiopulmonary illness Diagnosis Deaths Influenza 11% 6% RSV 10% 10% Falsey , J Infect Dis, 1995 40

Burden of Disease for RSV, Influenza, and Pneumococcal Pneumonia in Adults 65 and Older in U.S. 41 *Average of 3 past seasons, 2010 - 2013; includes vaccine averted cases CDC, Falsey et al. NEJM, 2005; Falsey et al. JID, 1995; MMWR 13 Dec 2013; Huang, et al. Vaccine, 2011; Jackson, et al. Clin Infect Dis 2004; Reed et al. PLOS One, 2015. RSV Influenza* Pneumonia Number of Infections 2,400,000 2,883,052 1,286,556 Hospitalization 203,600 262,095 339,853 Deaths 14,000 14,607 22,449

RSV F Vaccine Phase 2 Clinical Trial in Older Adults 42

Novel RSV F Vaccine 43 Novel RSV Fusion - protein vaccine ( RSV F Vaccine ) developed using recombinant nanoparticle technology Elicits palivizumab competing antibodies ( PCA ) Palivizumab levels correlate to protection Six clinical trials completed or initiated, demonstrating safety and immunogenicity in over 2,000 participants Positive data in all 3 target populations First to demonstrate efficacy in any population Breakthrough efficacy in older adults Breakthrough proof - of - principle in maternal immunization

RSV Vaccine Target Populations 44 Infants via Maternal Immunization Infants <6 months Older Adults Healthy individuals 60+ years and high risk adults Pediatrics Children >6 months - 5 years

1 Beeler et al , Neutralization Epitopes of the F Glycoprotein of Respiratory Syncytial Virus: Effect of Mutation upon Fusion Function . J Virol , 1989 RSV F - Protein Presents Multiple Conserved Sites Site II Site IV Site I RSV Surface Proteins • G protein: Variable • F protein: Conserved Antigenic site I, Antigenic site IV • Known broadly neutralizing antibodies • Likely to contribute to protection 1 • Also poorly elicited by natural infection Antigenic site II • Targeted by palivizumab ( Synagis ®) and motavizumab • Antibodies shown to prevent RSV disease in infants in 5 randomized clinical trials • Cryptic sites displayed on the F protein antigen in our RSV F Vaccine • RSV F Vaccine induces antibodies with similar activity • De - risks our program 45

Phase 2 RSV F Vaccine Clinical Trial in Older Adults 46 One of the largest prospective epidemiologic RSV trials conducted older adults Trial Overview • Phase 2 trial randomized, observer - blinded • 10 trial sites in U.S. • 1,600 older adults, ages 60+ • 135 µg dose without adjuvant Goals • Evaluate the incidence of symptomatic RSV illness in 60+ population and describe vaccine effect on RSV related respiratory illnesses Method • All subjects with symptomatic respiratory illness were tested for the presence of RSV and other respiratory viruses using PCR Trial Overview Method Goals

Primary • Epidemiology trial • Describe the incidence of all symptomatic respiratory illnesses due to RSV, medically attended illness, and hospitalization • Examine the amplitude and duration of anti - F IgG antibody responses • Evaluate safety and tolerability of the vaccine Secondary • Evaluate amplitude of PCA and microneutralizing antibody responses • Evaluate duration of PCA and microneutralizing antibody responses Exploratory • Estimate efficacy of vaccine on all symptomatic RSV respiratory illnesses • Explore potential correlation of the above - listed immune responses with risk of RSV illness • Estimate efficacy of the vaccine on symptomatic RSV LRTI, LRTI with symptoms associated with difficulty breathing ( ad hoc ) P2 Older Adults: Study Objectives 47

P2 Older Adults: Study Population and Demographics 48 RSV F Vaccine Placebo Study Populations Safety 798 801 Intent - to - Treat 798 798 Per - Protocol 759 771 Percent Male 42.0 41.7 Mean Age, yrs (SD) 69.4 (6.5) 69.5 (6.4) Percent 60 - 75 yrs 82.7 82.1 Percent >75 yrs 17 17.9 Race (%) White 90.4 90.9 Black 7.8 7.5 Other 1.8 1.6

P2 Older Adults: RSV Epidemiology Trial Results 49 1 Interim analysis indicated 95%; 4 subjects recategorized as RSV + URI only 4.9% of placebo with symptomatic RSV infections • Pharyngitis , nasal congestion, cough, wheezing, shortness of breath or increased sputum production • Defines the RSV attack rate in this population 88% of RSV infected subjects with LRTI symptoms 1 • Cough, wheezing, shortness of breath or increased sputum production

P2 Older Adults: Anti - F Antibody Response 50 • Durable, 4.8 - fold 1 increase in anti - F IgG response • Seroresponse in >93% of subjects 2 1 geometric mean rise relative to Day 0 2 % of group with EU >95 th percentile of the placebo group on that day 0 1000 2000 3000 4000 5000 6000 0 10 20 30 40 50 60 Anti - F IgG GMEU 1 ( 95% CI ) 135 m g RSV F Vaccine Placebo Days

P2 Older Adults: PCA Response 51 • Durable, 5.2 - fold 1 increase in PCA response • Seroresponse in >96% of subjects 2 1 geometric mean rise relative to Day 0 2 % of group with EU >95 th percentile of the placebo group on that day Days PCA GMC 1 (µg/mL) 0 20 40 60 80 100 120 0 10 20 30 40 50 60 135 m g RSV F Vaccine Placebo

P2 Older Adults: RSV A and B Microneutralizing Antibodies 52 0.9 1.1 1.3 1.5 1.7 1.9 2.1 RSV F Vaccine RSV/A Placebo RSV/A RSV F Vaccine RSV/A Placebo RSV/A RSV F Vaccine RSV/B Placebo RSV/B RSV F Vaccine RSV/B Placebo RSV/B Day 28 Day 56 Day 28 Day 56 Geometric Mean Rise in Neutralizing Titers (baseline adjusted) RSV A RSV B

P2 Older Adults: Early and Durable Protection from RSV Infection 53 RT - PCR confirmed RSV Events Product - Limit Survival Estimate Log - Rank test or equality over strata; p=0.039 Proportion of Group With No RSV Infection Time to RSV Onset (days) 0.90 0.92 0.94 0.96 0.98 1.00 0 50 100 150 200 135 m g RSV F Vaccine Placebo April, 15, 2015 October 31, 2014 p=0.039

P2 Older Adults: Relative Risk and Efficacy Estimates 54 Population Endpoint Placebo Vaccine Efficacy P - value ITT Total N 798 798 All symptomatic RSV 39 23 41% 0.041 Per protocol Total N 771 759 All symptomatic RSV 38 21 44% 0.031 RSV LRTI ( ad hoc ) 33 18 45% 1 0.041 60 to <75 yrs Total N 636 630 All symptomatic RSV ( ad hoc ) 31 17 45% 0.046 ≥ 75 yrs Total N 135 129 All symptomatic RSV ( ad hoc ) 7 4 40% 0.403 Hospitalizations Total N 798 798 All symptomatic RSV 0 0 N/A N/A 1 Interim analysis indicated 46%; 4 subjects recategorized as RSV + URI only Medically - attended respiratory illness (MARI) data not collected

P2 Older Adults: Analysis of RSV LRTI and Difficulty Breathing 55 *LRTI: Symptoms include cough, increase or change in sputum, wheezing, shortness of breath; LRTI Signs: include increased respiratory rate Number of Symptoms and Signs Reported* Number of vaccine vs placebo subjects Vaccine Efficacy P - value Any symptomatic RSV 21 vs 38 44% 0.031 At least 3 LRTI signs and symptoms ( ad hoc ) 5 vs 14 64% 0.047 At least 4 LRTI signs and symptoms ( ad hoc ) 2 vs 8 75% 0.079 Measures of more severe illness:

RSV Older Adults Data Results Analogous to Prevnar 13 56 1 Primary endpoint 2 Secondary endpoint *Included in label claim Bonten , M.J.M. et al. Polysaccharide Conjugate Vaccine against Pneumococcal Pneumonia in Adults. NEJM , 2015; 372:1114 - 1125 Endpoint and Analysis Episodes PCV13 (N = 42,256) Placebo (N = 42,256) % Vaccine Efficacy P Value Infection with vaccine - type strain Confirmed community - acquired pneumonia 1* Per - protocol analysis 139 49 90 46% <0.001 Invasive pneumococcal disease 2* Per - protocol analysis 35 7 28 75% <0.001 Infection with any pneumococcal strain Confirmed community - acquired pneumonia Per - protocol analysis 244 100 144 31% 0.008

Efficacy of Licensed Influenza Vaccines 57 • Novavax RSV F Vaccine efficacy is similar to or better than a number of respiratory vaccines 1,2,3 • Vaccine effectiveness is lower in older adults Season Vaccine Effectiveness in All Ages Vaccine Effectiveness in Older Adults 2007 - 8 37% 37% 2009 - 10 56% - 6%* 2010 - 11 60% 36% 2011 - 12 47% 43% 2012 - 13 49% 26% 2013 - 14 51% 39% 2014 - 15 23% 23%** 1 Bonten, M.J.M. et al. Polysaccharide Conjugate Vaccine against Pneumococcal Pneumonia in Adults. NEJM , 2015; 372:1114 - 1125. 2 http :// www.cdc.gov/flu/professionals/vaccination/effectiveness - studies.htm 3 http ://www.cdc.gov/mmwr/preview/mmwrhtml/mm6349a2.htm * Pandemic H1N1 season ** 14% for dominant H3N2.

RSV Older Adults: Lessons Learned 58 • Well - conducted study • Attack rate in line with previously published data • MARI/hospitalizations logistics will be improved to enable data collection • F ollow - up with study nurse at - home visitations will be added to improve swabbing rates to capture full incidence • Prevnar is a relevant analogue for a pathway to licensure MARI = medically attended respiratory illness

P2 Older Adults: Summary 59 4.9% of older adults had symptomatic RSV disease 88% of these illnesses were associated with LRTI 44% reduction in symptomatic RSV in vaccinees 64% reduction in LRTI with difficulty breathing Durable protection for the entire RSV season First study to demonstrate effective RSV immunization

RSV Older Adults: Next Steps 60 *pending FDA approval Next Steps Manufacture and release product End of Phase 2 meeting Initiate Phase 2 Booster Study Initiate Phase 3 Phase 3 Trial Objectives Proposed endpoints* Primary: Prevent symptomatic RSV illness as indicated by patient reported outcomes Secondary: Prevent RSV related LRTI associated with difficulty breathing Exploratory: Examine immune correlates and other medical interventions Phase 3 Trial Design Older adults , ages 60+ 8,000 - 10,000 participants • Study size driven by lower bound of the CI Clinically stable heart and lung disease Single US season Immunized Nov - Dec, followed through April 50 sites in the US

Vaccine Vaccine Placebo Placebo Vaccine Placebo Next Steps: Older Adults Phase 2 Booster Trial 61 1,600 participants • Annual seasonal vaccine • Phase 2 older adult subjects provide a unique opportunity to demonstrate the need and desirability of a boost • Proposed trial endpoints will be similar to Phase 3 trial • Examine the necessity and potential benefit of an annual booster

RSV F Vaccine Phase 2 Clinical Trial to Protect I nfants via Maternal I mmunization 62

RSV F Vaccine Maternal Immunization Highlights 63 Today announced a grant of up to $89 million from the Bill & Melinda Gates Foundation to support development of the RSV F Vaccine Phase 3 clinical trial in pregnant women • P3 trial planned to initiate during the first quarter of 2016 • Will support regulatory licensing efforts, providing a path to WHO prequalification • Expect >$50 million in funding in next 12 months Novavax will present RSV F Vaccine maternal immunization data at International Federation for Gynecology and Obstetrics FIGO World Congress 2015 , Vancouver , Canada, October 4 - 9

Primary • Mothers: Describe safety of the RSV F vaccine through delivery and 6 months post - delivery • Infants: Describe safety through their first year of life, including at least one RSV season Secondary • Mothers: Evaluate amplitude and duration of anti - F IgG, PCA and RSV A/B microneutralizing antibody responses in through delivery and 6 months post - delivery • Mothers and Infants: Describe transplacental transfer of maternal anti - F IgG, PCA and RSV A/B microneutralizing antibodies based on the ratio of antibody levels in maternal and cord blood at delivery • Infants: Estimate the half - life of anti - F IgG, PCA and RSV A/B microneutralizing antibodies over the first 6 months of life, in the presence and absence of maternal immunization P2 Maternal Immunization: Study Objectives 64

P2 Maternal Immunization: Design and Protocol Treatments

- 120µg RSV F + 0.4mg aluminum phosphate
- Randomization was stratified by age:
  - 18 to < 29 years and 29 to ≤40 years

Design:

Treatment Group Label	RSV F Antigen Content	Aluminum Adjuvant Content	Dosing Volume	Maternal Subjects per Group, N
A	0µg	--	0.5mL	28*
B	120µg	0.4mg	0.5mL	22*

*Small difference in randomization is due to block randomization and low numbers per site

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P2 Maternal Immunization: Safety Follow - up 66 *Passive and active follow - up for RSV disease began day 14 **An infant blood draw may have been obtained within 24 hours of birth if cord blood was not collected at delivery or the integrit y o f the sample was compromised . Infant participants were assigned to one of two postpartum phlebotomy cohorts: +180 days Day 14 * Delivery +35 days +14 days +60 days Infant cohort 1*: Infant cohort 2**: Mothers:

P2 Maternal Immunization: Maternal Population and Demographics 67 Active Placebo Safety 22 28 ITT 22 28 Per - protocol 22 28 Mean Age +/ - SD ( yrs ) 27.8 +/ - 4.53 27.7 +/ - 4.91 18 to <29 yrs 59% 57% 29 to ≤40 yrs 41% 43% White 82% 79% Black 14% 14% Asian 7% 5% BMI (kg/m 2 ) 30 30

P2 Maternal Immunization: Safety Summary 68 The vaccine was safe for both mothers and infants • Increase in local AEs (placebo, 4%; vaccine, 59%) • Predominantly mild - moderate, transient injection site pain No Severe Respiratory Events • No hospitalizations • No enhanced disease RSV Infections • Two RSV positive episodes in the placebo group • None in the vaccinees

Anti - F IgG GMEU 1 ( 95% CI ) Days 0 2000 4000 6000 8000 10000 12000 14000 0 14 Delivery Delivery + 35 P2 Maternal Participants: Anti - F IgG 69 1 geometric mean rise relative to Day 0 120 mg RSV F Vaccine + 0.4 mg AlPO 4 adjuvant Placebo

P2 Maternal Participants: PCA 70 1 geometric mean rise relative to Day 0 0 50 100 150 200 250 300 350 0 14 Delivery Delivery + 35 120 mg RSV F Vaccine + 0.4 mg AlPO 4 adjuvant Placebo PCA GMC 1 ( 95% CI ) Days

P2 Maternal participants:
RSV A and B Microneutralizing Antibodies


Geometric Mean Rise in Neutralizing Titers (baseline adjusted)
4
2
1
Active
Placebo
Active
Placebo
Active
Placebo
Active
Placebo
Active
Placebo
Active
Placebo
Day 14 post-vaccine
Delivery
Day 35 post-delivery
Day 14 post-vaccine
Delivery
Day 35 post-delivery
RSV A
RSV B

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P2 Infants: Time from Vaccination to Delivery (Days) Impacts Placental Antibody Transfer 72 Ad hoc analysis Excludes 1 mother/infant pair with delivery 5 days post - immunization, late pre - term delivery Cord Blood Titer/ Maternal Serum Titer Delivery < 30 days Post Vaccination Delivery > 30 days Post Vaccination Infant/Maternal Anti - F Antibody Ratio Time from Vaccination to Delivery

P2 Infants: Time from Vaccination to Delivery (Days) Impacts Placental Antibody Transfer 73 GA = gestational age Ad hoc analysis *Excludes 1 mother/infant pair with delivery 5 days post - immunization, late pre - term delivery Important Findings: • Maternal antibody peaks 14d after vaccination • Period of placental transfer >30 days maximizes antibody titer in infants • P3 recruitment window opened to 31 weeks to maximize antibody transfer Anti F IgG Cord 7,227 8,659 8,153 Mothers 12,979 6,993 8,594 Ratio 0.6 1.2 0.9 PCA Cord 177 195 189 Mothers 303 178 213 Ratio 0.6 1.1 0.9 RSV/A Cord 928 672 748 Mothers 1,448 580 786 Ratio 0.6 1.2 1.0 RSV/B Cord 565 512 529 Mothers 724 410 495 Ratio 0.8 1.2 1.1 Assay Source Del. < 30d post vacc., n=7 Del. > 30d post vacc., n=14 All n=21* *Excludes 1 mother/infant pair with delivery 5 day after immunization, late preterm delivery. *

P2 Infants: Estimated RSV Antibody Half - life 74 Vaccine Anti - F IgG Cord Blood, GMEU (95% CI) 7307 (5113 - 10443) Half Life 30 days PCA Cord Blood, GMC (95% CI) 189 (151 - 236) Half Life 41 days RSV/A MN Cord Blood, GMT (95% CI) 691 (452 - 1056) Half Life 36 days RSV/B MN Cord Blood, GMT (95% CI) 496 (310 - 793) Half Life 34 days

P2 Maternal Immunization: RSV F Vaccine Elicits Additional Known Neutralizing Antibodies 75 1 maternal baseline GMTs were < 20 for all assays Beeler et al , Neutralization Epitopes of the F Glycoprotein of Respiratory Syncytial Virus: Effect of Mutation upon Fusion Function . J Virol , 1989 Delivery GMT (95% CI) Placebo Vaccine Site I Mother <20 (<20 - 25.2) 161 (119 - 217) Cord Blood 25 (<20 - 35) 135 (99 - 184) Site IV Mother <20 (<20 - <20) 96 (71 - 129) Cord Blood 20 (<20 - <20) 86 (64 - 116) Site II Site IV Site I

P2 Maternal Immunization: Primary Objective Outcomes 76 No observed prenatal, labor, delivery or immediate postpartum safety issues • Short - term local reactogenicity is low • No meaningful imbalance in unsolicited AEs • No vaccine related SAEs No observed safety issues related to fetal well - being and infant outcomes through 60 days • No evidence of enhanced vulnerability to RSV • Infants will be followed for first year of life

P2 Maternal Immunization: Secondary Objective Outcomes

Robust immune response to vaccine in mothers

- Anti-F IgG, PCA, and microneutralizing antibody responses are similar to prior trials in women of child-bearing age

All antibody measures show transient dilution at delivery, rebound at day 35 post-delivery

- Likely reflects expansion of maternal blood volume through use of IV fluids prior to delivery, followed by equilibrium
- Maternal immunity remains post-delivery, potential "cocooning" benefits

Efficient transplacental transfer of anti-RSV antibodies

- Anti-F IgG, PCA, microneutralizing antibodies
- Induction and transfer of Site I, Site II and Site IV neutralizing antibodies

$T_{1/2}$

Antibody half-life in infants

- Current analysis suggests range of all antibodies between 30 - 41 days
- PCA half-life ~41 days (interim analysis)
- Half-life predicts protection beyond 3 months (P3 primary endpoint)

77

P2 Maternal Immunization: Next Steps 78 * Pending FDA approval Next Steps Manufacture and release product End of Phase 2 meeting Initiate Phase 3 trial 1Q16 Proposed endpoints* Primary: Prevention of RSV bronchiolitis with hypoxia Secondary : Prevention of severe RSV bronchiolitis with hypoxia Exploratory : Examine immune correlates and other medical interventions Adaptive trial design Anticipated subjects: 4,500 to 9,000 Expect to initiate Phase 3 trial in U.S. Followed by South Africa, Argentina, Chile, Australia, NZ in 2016 Expand to other countries including EU in 2nd year of trial

RSV F Vaccine Pediatrics 79

RSV F Vaccine Phase 1 Trial in Pediatrics 80 Trial Overview • Phase 1 trial randomized, observer - blinded, dose - ranging study to evaluate safety and immunogenicity • Healthy participants >24 to < 72 months of age Status • Trial completed with smaller cohort due to onset of RSV season • Safety in 32 subjects was assessed • Immunogenicity in 18 subjects, was assessed per protocol Method • 60 µg dose with or without aluminum adjuvant • Immunogenicity at study days 0 and 28

P1 Pediatrics: Study Objectives 81 Primary • Accumulate safety data for the candidate vaccine formulations and regimens • Determine adjuvant effect of aluminum phosphate • Describe effect of formulations and regimens on serum anti - F IgG antibody responses Secondary • Describe immune responses to formulations and regimens in terms of serum antibodies to the RSV F protein and neutralizing antibodies to RSV/A and RSV/B Exploratory • Describe immune responses to formulations and regimens in terms of serum IgG antibodies to the RSV F protein antigenic site II (PCA)

RSV Pediatrics : Phase 1 Recruited Subjects 82 ++: 2 doses, with adjuvant; +: 1 dose, with adjuvant -- : 2 doses, without adjuvant, - : 1 dose, without adjuvant Population Placebo N =7 60µg ++ N=6 60µg + N=6 60µg - - N=6 60µg – N =7 ITT 7 (100%) 5 (83.3%) 6 (100%) 6 (100%) 7 (100%) Per protocol 3 (42.9%) 4 (66.7%) 5 (83.3%) 2 (33.3%) 4 (57.1%) Age >24 - <36 mos. 2 (28.6%) 1 (16.7%) 0 (0.0%) 0 (0.0%) 0 (0.0%) >36 - <72 mos. 5 (71.4%) 6 (100%) 6 (100%) 6 (100%) 7 (100%)

P1 Pediatrics: Safety Summary 83 All RSV F Vaccine formulations were well - tolerated No significant differences in adverse events between RSV F Vaccine and placebo Solicited systemic adverse events were highest in the placebo group No severe unsolicited events reported

P1 Pediatrics: Anti - F IgG, Per Protocol 84 ++: 2 doses, with adjuvant; +: 1 dose, with adjuvant -- : 2 doses, without adjuvant, - : 1 dose, without adjuvant Anti - F IgG 60µg ++ N=4 60µg + N=5 60µg - - N=2 60µg – N=4 Placebo N=3 Baseline 689 1,236 1,789 1,853 1,318 Day 14 GMEU 21,563 15,417 14,039 16,103 1,385 Day 14 fold - rise (95% CI) 23.8 (11.4 - 49.9) 12.4 (6.7 - 23.0) 9.2 (3.4 - 24.8) 10.4 (5.1 - 21.2) 1.1 (0.5 - 2.4) Day 28 GMEU 22,082 16,177 14,316 15,388 2,028 Day 28 fold - rise (95% CI) 26.0 (12.2 - 55.6) 13.0 (6.9 - 24.5) 9.1 (3.3 - 24.9) 9.5 (4.6 - 19.7) 1.6 (0.7 - 3.5) Day 56 GMEU 26,787 12,601 19,067 10,798 1,741 Day 56 fold - rise (95% CI) 30.5 (14.7 - 63.3) 10.1 (5.5 - 18.6) 12.3 (4.7 - 32.6) 6.8 (3.4 - 13.6) 1.3 (0.6 - 3.0)

P1 Pediatrics : PCA, Per Protocol 85 ++: 2 doses, with adjuvant; +: 1 dose, with adjuvant -- : 2 doses, without adjuvant, - : 1 dose, without adjuvant PCA 60µg ++ N=4 60µg + N=5 60µg - - N=2 60µg – N=4 Placebo N=3 Baseline <14 22.1 31.3 42.0 16.9 Day 14 421.6 363.3 339.4 422.6 17.9 Day 14 fold - rise (95% CI) 33.3 (15.1 - 73.5) 25.4 (12.1 - 53.2) 15.7 (5.5 - 45.2) 19.5 (6.6 - 57.2) 1.0 (0.4 - 2.4) Day 28 442.6 385.4 302.3 356.2 20.8 Day 28 fold - rise (95% CI) 36.5 (15.1 - 88.0) 24.3 (10.7 - 55.3) 13.6 (4.2 - 44.1) 15.6 (4.7 - 51.6) 1.2 (0.5 - 3.1) Day 56 450.7 316.3 370.8 285.6 32.9 Day 56 fold - rise (95% CI) 33.8 (14.6 - 77.8) 17.6 (8.2 - 37.9) 16.5 (5.5 - 49.4) 10.9 (3.6 - 33.2) 1.6 (0.5 - 4.6)

P1 Pediatrics: RSV A Microneutralizing Antibodies Per Protocol


Geometric Mean Rise in Neutralizing Titers (baseline adjusted)
32
16
8
4
2
1
DAY 14
DAY 28
DAY 56
60µg + Al x 2
60µg + Al x 1
60µg w/o Al x 2
60µg w/o Al x 1
Placebo
60µg + Al x 2
60µg + Al x 1
60µg w/o Al x 2
60µg w/o Al x 1
Placebo
60µg + Al x 2
60µg + Al x 1
60µg w/o Al x 2
60µg w/o Al x 1
Placebo

86

P1 Pediatrics: RSV B Microneutralizing Antibodies Per Protocol



Geometric Mean Rise in Neutralizing Titers (baseline adjusted)
32
16
8
4
2
1
DAY 14
DAY 28
DAY 56
60µg + Al x 2
60µg + Al x 1
60µg w/o Al x 2
60µg w/o Al x 1
Placebo

87

RSV Pediatrics: Preliminary Conclusions 88 The vaccine was well - tolerated The vaccine was highly immunogenic • Limited benefit to second dose • Findings similar to prior study in women of childbearing age Data support advancement to Phase 2

RSV F Vaccine Franchise Infants (Maternal Immunization ) Pediatrics (6 mos – 6 yrs) Older Adults (60+) Preclinical Phase 1 Phase 2 Phase 3 RSV Funding Support 90 TBD 2016 Activity

RSV Incidence and Burden in Major Markets

Infections/Year: ~37 M
Total Cost Burden: ~$88 B



US	EU5 (UK, Italy, France, Spain, Germany)	ASIA (Japan, South Korea, Taiwan)
~15 M Infections/Year	**~14 M** Infections/ Year	**~8 M** Infections/Year
~$5 B Direct Cost Burden	**~$3 B** Direct Cost Burden	**~$1.4 B** Direct Cost Burden
~$32 B* Indirect Cost Burden	**~$29 B*** Indirect Cost Burden	**~$18 B*** Indirect Cost Burden

* Estimated value of life lost, future health implications and lost earnings; all estimates based on available epidemiology and health outcomes data

91

The Target U.S. Segment for RSV Immunization ~98M Individuals 92 Older adults ≥ 60 yrs U.S. population by target RSV patient segment (2014) Pregnancies ≥34 wks 90 80 70 60 50 40 30 20 10 0 3.7 5.9 12.0 11.5 64.8 Infant >6 - ≤24 mos Toddler >24 - ≤ 60 mos High risk 50 - 59 yrs Addressable population Millions of people 97.9

Annual Burden of RSV Disease in Older Adults, 65 Years of Age and Older 93 Values represent estimated annual rates. 1 Falsey et al., NEJM 2005; 2 Widmer et al., Influ . Oth . Respir . Viruses 2014; 3 Thompson et al., JAMA 2003. ~177,000 (7%) Hospital Admissions 1 ~157,000 (6.2%) ER Visits 2 ~531,000 (20.9%) Physician Visits 1 2.5M (5.5%) Infections 1 ~14,000 (0.5%) Deaths 3 Note on percentages: • Infection percentage is relative to target U.S. segment • Burden percentages relative to infections

Annual Economic Burden of RSV in Older Adults Exceeds $24 Billion USD 94 Values represent estimated US dollars in 2015. Based on currently available literature, additional economic evaluations ongoing. 1 Falsey et al., NEJM 2005; 2 Widmer et al., Influ . Oth . Respir . Viruses 2014; 3 Thompson et al., JAMA 2003; 4 Falsey et al., JID 2013; 5 Paramore et al., PharmacoEconomics 2004; 6 Gessner et al., Vaccine 2000; 7 Peasah et al., Vaccine 2013; 8 Han et al., J Infect Dis, 1999; 9 Molinari et al., Vaccine 2007. 2.5M Infections 1 $87 M ER Visits 2,5 $110 M Physician Visits 1,6,7 $2,800 M Hospital Visits 1,4,8 $21,500 M Deaths 3,9

Annual Burden of RSV Disease in Infants 0 - 6 Months of Age 95 Values represent estimated annual rates. 1 Glezen et al., AJDC 1986; 2 Hall et al., NEJM 2009; 3 Thompson et al., JAMA 2003. ~33,400 (2.5%) Hospital Admissions 2 ~109,000 (8%) ER Visits 2 ~260,000 (19.1%) Physician Visits 2 1.36M (69%) Infections 1 ~140 (0.01%) Deaths 3 Note on percentages: • Infection percentage is relative to target U.S. segment • Burden percentages relative to infections

Annual Economic Burden of RSV in Infants 0 - 6 Months of Age Exceeds $770 Million USD 96 Values represent estimated US dollars in 2015. Based on currently available literature, additional economic evaluations ongoing. 1 Glezen et al., AJDC 1986; 2 Hall et al., NEJM 2009; 3 Thompson et al., JAMA 2003; 4 Paramore et al., PharmacoEconomics 2004; 5 Yu , Arizona DHS 2008; 6 Peasah et al., Vaccine 2013; 7 Molinari et al., Vaccine 2007. 1.36M Infections 1 $ 60 M ER Visits 2,4 $ 36 M Physician Visits 2,4,6 $ 315 M Hospital Visits 2,4,5 $ 360 M Deaths 3,7

$38/dose AWP* ($) for full course – 2015 400 300 200 100 0 Maternal Pediatric Older adult Average Recently launched ‡ $176 $137 $187 $345 US Vaccine C omparator P rices R ange from ~$30 to $750 Indicating Market Support for Pricing in this Range 97 Note: *AWP – average wholesale price. † Analogue range excludes any booster doses given 12mo+ following initial course. ‡ Average of rotavirus, pneumococcal zoster and HPV. Source: PriceRx , L.E.K. research and analysis . Average non - discounted price for course† of comparator vaccines by patient segment $750/course

The Commercial Strategy Relies on Reaching Across Key Stakeholders Who Influence Treatment Decisions 98 U.S. Launch Campaign Policy Support timely, evidence - based policy recommendations and guidelines encouraging appropriate patient access Payer Proactive education to public and private payers demonstrating public health benefit and economic value of RSV vaccination Product The first and only RSV vaccine, with demonstrated efficacy and safety, that reduces symptomatic and multi - symptomatic infections Provider & Patient Putting science into practice by supporting evidence - based decisions and communicating via an aggressive disease state awareness campaign

Building Towards Commercialization 99 Develop training tool for Medical Affairs Training & Education Develop sales training materials Execute training Market Access Payer research Advocate for Medicare coverage Align advocates and medical associations Define provider strategy Medical Affairs Data generation strategy Provider education KOL development Publication planning Marketing Disease awareness Brand strategy Provider target market Sales Build account team Develop disruptive strategies Provider target strategy P2 Data Launch ACIP License BLA P3 P3 Data

Looking at RSV in Our Patient Segments 100 Adults with compromised immune systems and those 60 and older are also at increased risk of severe disease In the US, there are nearly 900,000 medical interventions every year for older adults with RSV disease Total cost burden in US older adults related to RSV disease exceeds $ 24 billion There are 2.5 million RSV infections in older adults annually in the US Total cost burden in US for older adults and infants ~ $ 25 billion Infants have immature immune systems and are vulnerable to infection RSV infection is the leading cause of hospitalization in infants , with the greatest risk of hospitalization occurring in infants 0 - 6 months Total cost burden in US infants related to RSV disease exceeds $770 million There are 1.4 million RSV infections in infants annually in the US

The first and only RSV vaccine, with demonstrated efficacy and safety, that reduces symptomatic RSV and RSV associated with difficulty breathing Summary 101 Worldwide RSV F Vaccine revenue opportunity estimated to be $ 6 - 8B per year RSV is a significant disease, comparable to influenza and pneumonia

Investment Thesis 102 Novavax Vaccine Platform • Recombinant nanoparticle technology induces robust immunity • Matrix - M™ adjuvant increases magnitude and quality of immune response Clinical Development Programs • RSV: Older adults, infants via maternal immunization, pediatrics • Seasonal & Pandemic Influenza: Funded by BARDA contract • Ebola, H7N9: Validate platform technology Breakthrough Clinical Data • Only RSV vaccine to demonstrate protection in any population • Groundbreaking proof - of - principle in RSV maternal immunization • Emerging viruses: Ebola, H7N9 Strong Vaccine Development Infrastructure • Proven clinical development capabilities • Commercial GMP manufacturing capacity